                   FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT


     THIS FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT (this "First Amendment") is made and entered into as of August 15, 1997, by and among First Union Corporation, a North Carolina corporation, First Union National Bank, a national banking association headquartered in Charlotte, North Carolina (formerly known as First Union National Bank of North Carolina and successor by merger to First National Bank of Florida, First Union National Bank of Georgia, First Union National Bank of Maryland, First Union National Bank of South Carolina, First Union National Bank of Virginia, First Union National Bank of Tennessee, First Union National Bank of Washington, D.C., and First Union Bank of Connecticut), First Union National Bank, a national banking association headquartered in Avondale, Pennsylvania (formerly known as First Fidelity Bank, N.A.), NOVA Information Systems, Inc., a Georgia corporation, and NOVA Corporation (formerly, NOVA Holdings, Inc.), a Georgia corporation, as a supplement and an amendment to the Shareholders Agreement (the "Shareholders Agreement") dated as of January 31, 1996, by and among the aforesaid parties. Any capitalized, undefined terms used herein will have the meanings ascribed to them in the Shareholders Agreement.


                             W I T N E S S E T H :

     WHEREAS, pursuant to the Shareholders Agreement, the Former NOVA Shareholders agreed not to sell, assign, dispose of, transfer, pledge or hypothecate any Holdings Securities, except as permitted by the Shareholders Agreement; and

     WHEREAS, Section 2.5 of the Shareholders Agreement requires that the certificates representing such Holdings Securities must have a legend imprinted on them which states that the Holdings Securities are subject to the terms and conditions of the Shareholders Agreement, which provides for, among other things, (i) the election of directors, (ii) a right of first refusal on the sale of such Holdings Securities, and (iii) a limitation on resale of such Holdings Securities; and

     WHEREAS, pursuant to Section 3.1 of the Shareholders Agreement, the provisions relating to the election of directors expired six months after the initial Public Offering; and

     WHEREAS, pursuant to Section 2.3(d) of the Shareholders Agreement, the provisions relating to the right of first refusal on the sale of Holdings Securities owned by Former NOVA Shareholder no longer apply following the initial Public Offering; and

     WHEREAS, the initial Public Offering referred to in the Shareholders Agreement occurred on May 8, 1996; and

     WHEREAS, pursuant to Section 2.4 of the Shareholders Agreement, the provisions relating to the resale restrictions of such Holdings Securities will apply for a period of at least 90 days but not to exceed 180 days after the date of any future Public Offering; and

     WHEREAS, to permit James M. Rinkel, a Former NOVA Shareholder, to remove the above-described legend from the certificates representing his Holdings Securities, the parties to this First Amendment desire to make certain modifications to the Shareholders Agreement as described below; and

     WHEREAS, Section 4.1 of the Shareholders Agreement permits the amendment or modification of the Shareholders Agreement by an instrument executed by the Holdings Shareholders owning of record at least 90% of the then issued and outstanding Holdings Voting Stock then held by Holdings Shareholders; provided that such amendment or modification may not operate to the disproportionate detriment of any Shareholder; and

     WHEREAS, the parties to this First Amendment own at least 90% of the currently issued and outstanding Holdings Voting Stock currently held by Holdings Shareholders.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein set forth, the parties to this First Amendment agree as follows:

     1.   Legend. The Shareholders Agreement is hereby amended and modified by
          ------
inserting at the end of Section 2.5 the following:

     Notwithstanding anything in this Agreement to the contrary, this Section
     2.5 shall not apply to certificates representing Holdings Securities which are registered in the name of James M. Rinkel.

     2.   Transfer Documentation; Transfer Books. The Shareholders Agreement is
          --------------------------------------
hereby amended and modified by inserting at the end of Section 2.7 the following:

     (c) Notwithstanding anything in this Agreement to the contrary, any transferee, donee or subsequent purchaser of Holdings Securities previously registered in the name of James M. Rinkel shall not be bound by the terms and conditions of this Agreement.

     3.   Full Force and Effect.  Other than as specifically amended and
          ---------------------
modified herein, the Shareholders Agreement is unaltered and remains in full force and effect in accordance with its terms.


                     [Signatures Begin on Following Page]

     IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed as of the day and year first above written.

                                 First Union Corporation


                                 By /s/ Robert L. Andersen
                                    ------------------------------------------
                                    Name:  Robert L. Andersen
                                          ------------------------------------
                                    Title: Senior Vice President
                                          ------------------------------------

                                 First Union National Bank, headquartered in
                                 Charlotte, North Carolina


                                 By /s/ Robert L. Andersen
                                    ------------------------------------------
                                    Name:  Robert L. Andersen
                                          ------------------------------------
                                    Title: Senior Vice President
                                          ------------------------------------

                                 First Union National Bank, headquartered in
                                 Avondale, Pennsylvania


                                 By /s/ Robert L. Andersen
                                    ------------------------------------------
                                    Name:  Robert L. Andersen
                                          ------------------------------------
                                    Title: Senior Vice President
                                          ------------------------------------


                                 NOVA Information Systems, Inc.


                                 By /s/ James M. Bahin
                                    -------------------------------------------
                                    James M. Bahin
                                    Chief Financial Officer


                                 NOVA Corporation
                                 (formerly NOVA Holdings, Inc.)


                                 By /s/ James M. Bahin
                                    -------------------------------------------
                                    James M. Bahin
                                    Chief Financial Officer


                    (Signatures continue on following page)

                                 Warburg, Pincus Investors, L.P.
                                 By:  Warburg, Pincus & Co., its General Partner



                                 By /s/ Dr. Henry Kressel
                                    -------------------------------------------
                                    Dr. Henry Kressel
                                    Partner


                                 Worldcom, Inc.


                                 By /s/ Charles T. Cannada
                                    -------------------------------------------
                                    Charles T. Cannada
                                    Senior Vice President

                  SECOND AMENDMENT TO SHAREHOLDERS AGREEMENT


     THIS SECOND AMENDMENT TO SHAREHOLDERS AGREEMENT (this "Second Amendment") is made and entered into as of August 22, 1997, by and among First Union Corporation, a North Carolina corporation, First Union National Bank, a national banking association headquartered in Charlotte, North Carolina (formerly known as First Union National Bank of North Carolina and successor by merger to First National Bank of Florida, First Union National Bank of Georgia, First Union National Bank of Maryland, First Union National Bank of South Carolina, First Union National Bank of Virginia, First Union National Bank of Tennessee, First Union National Bank of Washington, D.C., and First Union Bank of Connecticut), First Union National Bank, a national banking association headquartered in Avondale, Pennsylvania (formerly known as First Fidelity Bank, N.A.), NOVA Information Systems, Inc., a Georgia corporation, and NOVA Corporation (formerly, NOVA Holdings, Inc.), a Georgia corporation, as a supplement and an amendment to the Shareholders Agreement (the "Shareholders Agreement") dated as of January 31, 1996, by and among the aforesaid parties, which was previously supplemented and amended by the First Amendment to Shareholders Agreement dated as of August 15, 1997, by and among the aforesaid parties. Any capitalized, undefined terms used herein will have the meanings ascribed to them in the Shareholders Agreement.


                             W I T N E S S E T H :

     WHEREAS, pursuant to the Shareholders Agreement, the Former NOVA Shareholders agreed not to sell, assign, dispose of, transfer, pledge or hypothecate any Holdings Securities, except as permitted by the Shareholders Agreement; and

     WHEREAS, Section 2.5 of the Shareholders Agreement requires that the certificates representing such Holdings Securities must have a legend imprinted on them which states that the Holdings Securities are subject to the terms and conditions of the Shareholders Agreement, which provides for, among other things, (i) the election of directors, (ii) a right of first refusal on the sale of such Holdings Securities, and (iii) a limitation on resale of such Holdings Securities; and

     WHEREAS, pursuant to Section 3.1 of the Shareholders Agreement, the provisions relating to the election of directors expired six months after the initial Public Offering; and

     WHEREAS, pursuant to Section 2.3(d) of the Shareholders Agreement, the provisions relating to the right of first refusal on the sale of Holdings Securities owned by Former NOVA Shareholder no longer apply following the initial Public Offering; and

     WHEREAS, the initial Public Offering referred to in the Shareholders Agreement occurred on May 8, 1996; and

     WHEREAS, pursuant to Section 2.4 of the Shareholders Agreement, the provisions relating to the resale restrictions of such Holdings Securities will apply for a period of at least 90 days but not to exceed 180 days after the date of any future Public Offering; and

     WHEREAS, to permit Elmer F. Arnold, III, Rodney N. Beegle, Donna S. Hall, Steve A. Hughes, Rebecca L. Powell and Tammy Cooper Zimmerman, each a Former NOVA Shareholder, to remove the above-described legend from the certificates representing their Holdings Securities, the parties to this Second Amendment desire to make certain modifications to the Shareholders Agreement as described below; and

     WHEREAS, Section 4.1 of the Shareholders Agreement permits the amendment or modification of the Shareholders Agreement by an instrument executed by the Holdings Shareholders owning of record at least 90% of the then issued and outstanding Holdings Voting Stock then held by Holdings Shareholders; provided that such amendment or modification may not operate to the disproportionate detriment of any Shareholder; and

     WHEREAS, the parties to this Second Amendment own at least 90% of the currently issued and outstanding Holdings Voting Stock currently held by Holdings Shareholders.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein set forth, the parties to this Second Amendment agree as follows:

     1.   Legend. The Shareholders Agreement is hereby amended and modified by
          ------
inserting at the end of Section 2.5 the following:

     Notwithstanding anything in this Agreement to the contrary, this Section
     2.5 shall not apply to certificates representing Holdings Securities which are registered in the name of Elmer F. Arnold, III, Rodney N. Beegle, Donna
     S. Hall, Steve A. Hughes, Rebecca L. Powell, James M. Rinkel or Tammy Cooper Zimmerman.

     2.   Transfer Documentation; Transfer Books. The Shareholders Agreement is
          --------------------------------------
hereby amended and modified by inserting at the end of Section 2.7 the following:

     (c) Notwithstanding anything in this Agreement to the contrary, any transferee, donee or subsequent purchaser of Holdings Securities previously registered in the name of Elmer F. Arnold, III, Rodney N. Beegle, Donna S. Hall, Steve A. Hughes, Rebecca L. Powell, James M. Rinkel or Tammy Cooper Zimmerman (each an "Excluded Former NOVA Shareholder") shall not be bound by the terms and conditions of this Agreement; provided that this Section 2.7(c) shall not apply to any transferee, donee or subsequent purchaser who is (1) a member of the immediate family of any Excluded Former NOVA Shareholder or (2) controlled by (i) any Excluded Former NOVA Shareholder or (ii) an entity controlled by any Excluded Former NOVA Shareholder.

     3.   Full Force and Effect.  Other than as specifically amended and
          ---------------------
modified herein, the Shareholders Agreement is unaltered and remains in full force and effect in accordance with its terms.


                     [Signatures Begin on Following Page]

     IN WITNESS WHEREOF, the parties have caused this Second Amendment to be duly executed as of the day and year first above written.

                                 First Union Corporation


                                 By /s/ Robert L. Andersen
                                    ----------------------------------------
                                    Name:  Robert L. Andersen
                                          ----------------------------------
                                    Title: Senior Vice President
                                           ---------------------------------


                                 First UNION NATIONAL BANK, headquartered in
                                 Charlotte, North Carolina


                                 By /s/ Robert L. Andersen
                                    ----------------------------------------
                                    Name:  Robert L. Andersen
                                          ----------------------------------
                                    Title: Senior Vice President
                                           ---------------------------------


                                 First UNION NATIONAL BANK, headquartered in
                                 Avondale, Pennsylvania


                                 By /s/ Robert L. Andersen
                                    ----------------------------------------
                                    Name:  Robert L. Andersen
                                          ----------------------------------
                                    Title: Senior Vice President
                                            --------------------------------


                                 NOVA Information Systems, Inc.


                                 By /s/ James M. Bahin
                                    ---------------------------------------
                                    James M. Bahin
                                    Chief Financial Officer


                                 NOVA Corporation
                                 (formerly NOVA Holdings, Inc.)


                                 By /s/ James M. Bahin
                                    ---------------------------------------
                                    James M. Bahin
                                    Chief Financial Officer


                    (Signatures continue on following page)

                                 Warburg, Pincus Investors, L.P. By: Warburg,
                                 Pincus & Co., its General Partner


                                 By /s/ Dr. Henry Kressel
                                    ---------------------------------------
                                    Dr. Henry Kressel
                                    Partner


                                 Worldcom, Inc.


                                 By /s/ Charles T. Cannada
                                    ---------------------------------------
                                    Charles T. Cannada
                                    Senior Vice President

                   THIRD AMENDMENT TO SHAREHOLDERS AGREEMENT


     THIS THIRD AMENDMENT TO SHAREHOLDERS AGREEMENT (this "Third Amendment") is made and entered into as of September 8, 1997, by and among First Union Corporation, a North Carolina corporation, First Union National Bank, a national banking association headquartered in Charlotte, North Carolina (formerly known as First Union National Bank of North Carolina and successor by merger to First National Bank of Florida, First Union National Bank of Georgia, First Union National Bank of Maryland, First Union National Bank of South Carolina, First Union National Bank of Virginia, First Union National Bank of Tennessee, First Union National Bank of Washington, D.C., and First Union Bank of Connecticut), First Union National Bank, a national banking association headquartered in Avondale, Pennsylvania (formerly known as First Fidelity Bank, N.A.), NOVA Information Systems, Inc., a Georgia corporation, and NOVA Corporation (formerly, NOVA Holdings, Inc.), a Georgia corporation, as a supplement and an amendment to the Shareholders Agreement (the "Shareholders Agreement") dated as of January 31, 1996, by and among the aforesaid parties, which was previously supplemented and amended by the First Amendment to Shareholders Agreement dated as of August 15, 1997 the Second Amendment to Shareholders Agreement dated as of August 22, 1997, by and among the aforesaid parties. Any capitalized, undefined terms used herein will have the meanings ascribed to them in the Shareholders Agreement.


                             W I T N E S S E T H :

     WHEREAS, pursuant to the Shareholders Agreement, the Former NOVA Shareholders agreed not to sell, assign, dispose of, transfer, pledge or hypothecate any Holdings Securities, except as permitted by the Shareholders Agreement; and

     WHEREAS, Section 2.5 of the Shareholders Agreement requires that the certificates representing such Holdings Securities must have a legend imprinted on them which states that the Holdings Securities are subject to the terms and conditions of the Shareholders Agreement, which provides for, among other things, (i) the election of directors, (ii) a right of first refusal on the sale of such Holdings Securities, and (iii) a limitation on resale of such Holdings Securities; and

     WHEREAS, pursuant to Section 3.1 of the Shareholders Agreement, the provisions relating to the election of directors expired six months after the initial Public Offering; and

     WHEREAS, pursuant to Section 2.3(d) of the Shareholders Agreement, the provisions relating to the right of first refusal on the sale of Holdings Securities owned by Former NOVA Shareholder no longer apply following the initial Public Offering; and

     WHEREAS, the initial Public Offering referred to in the Shareholders Agreement occurred on May 8, 1996; and

     WHEREAS, pursuant to Section 2.4 of the Shareholders Agreement, the provisions relating to the resale restrictions of such Holdings Securities will apply for a period of at least 90 days but not to exceed 180 days after the date of any future Public Offering; and

     WHEREAS, to permit James M. Bahin, Paul W. Bowers and Edward Grzendzinski, each a Former NOVA Shareholder, to remove the above-described legend from the certificates representing their Holdings

Securities, the parties to this Third Amendment desire to make certain modifications to the Shareholders Agreement as described below; and

     WHEREAS, Section 4.1 of the Shareholders Agreement permits the amendment or modification of the Shareholders Agreement by an instrument executed by the Holdings Shareholders owning of record at least 90% of the then issued and outstanding Holdings Voting Stock then held by Holdings Shareholders; provided that such amendment or modification may not operate to the disproportionate detriment of any Shareholder; and

     WHEREAS, the parties to this Third Amendment own at least 90% of the currently issued and outstanding Holdings Voting Stock currently held by Holdings Shareholders.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein set forth, the parties to this Third Amendment agree as follows:

     1.  Legend. The Shareholders Agreement is hereby amended and modified by
         ------
inserting at the end of Section 2.5 the following:

     Notwithstanding anything in this Agreement to the contrary, this Section
     2.5 shall not apply to certificates representing Holdings Securities which are registered in the name of Elmer F. Arnold, III, James M. Bahin, Rodney
     N. Beegle, Paul W. Bowers, Edward Grzendzinski, Donna S. Hall, Steve A. Hughes, Rebecca L. Powell, James M. Rinkel or Tammy Cooper Zimmerman.

     2. Transfer Documentation; Transfer Books. The Shareholders Agreement is
        --------------------------------------
hereby amended and modified by inserting at the end of Section 2.7 the following:

     (c) Notwithstanding anything in this Agreement to the contrary, any transferee, donee or subsequent purchaser of Holdings Securities previously registered in the name of Elmer F. Arnold, III, James M. Bahin, Rodney N. Beegle, Paul W. Bowers, Edward Grzendzinski, Donna S. Hall, Steve A. Hughes, Rebecca L. Powell, James M. Rinkel or Tammy Cooper Zimmerman (each an "Excluded Former NOVA Shareholder") shall not be bound by the terms and conditions of this Agreement; provided that this Section 2.7(c) shall not apply to any transferee, donee or subsequent purchaser who is (1) a member of the immediate family of any Excluded Former NOVA Shareholder or (2) controlled by (i) any Excluded Former NOVA Shareholder or (ii) an entity controlled by any Excluded Former NOVA Shareholder.

     3.  Full Force and Effect.  Other than as specifically amended and modified
         ---------------------
herein, the Shareholders Agreement is unaltered and remains in full force and effect in accordance with its terms.


                     [Signatures Begin on Following Page]

     IN WITNESS WHEREOF, the parties have caused this Third Amendment to be duly executed as of the day and year first above written.

                                 First Union Corporation


                                 By /s/ Robert L. Andersen
                                    ------------------------------------------
                                    Name:  Robert L. Andersen
                                          ------------------------------------
                                    Title: Senior Vice President
                                           -----------------------------------

                                 First Union National Bank, headquartered in
                                 Charlotte, North Carolina


                                 By /s/ Robert L. Andersen
                                    ------------------------------------------
                                    Name:  Robert L. Andersen
                                          ------------------------------------
                                    Title: Senior Vice President
                                           -----------------------------------


                                 First Union National Bank, headquartered in
                                 Avondale, Pennsylvania


                                 By /s/ Robert L. Andersen
                                    ------------------------------------------
                                    Name: Robert L. Andersen
                                          ------------------------------------
                                    Title: Senior Vice President
                                           -----------------------------------


                                 NOVA Information Systems, Inc.


                                 By /s/ James M. Bahin
                                    ------------------------------------------
                                    James M. Bahin
                                    Chief Financial Officer


                                 NOVA Corporation
                                 (formerly NOVA Holdings, Inc.)


                                 By /s/ James M. Bahin
                                    ------------------------------------------
                                    James M. Bahin
                                    Chief Financial Officer


                    (Signatures continue on following page)

                                 Warburg, Pincus Investors, L.P.
                                 By:  Warburg, Pincus & Co., its General Partner



                                 By /s/ Dr. Henry Kressel
                                    ------------------------------------------
                                    Dr. Henry Kressel
                                    Partner


                                 Worldcom, Inc.


                                 By /s/ Charles T. Cannada
                                    ------------------------------------------
                                    Charles T. Cannada
                                    Senior Vice President

                    (Signatures continue on following page)